                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission Only
/X/  Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                FP Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 21, 1996

         The annual meeting of stockholders (the "Meeting") of FP Bancorp, Inc., a Delaware corporation (the "Company"), will be held at the California Center for the Arts, Escondido located at 340 North Escondido Blvd., Escondido, California at 5:30 p.m. local time on May 21, 1996 for the following purposes:

         1. To consider and vote upon a proposal to amend and restate the Company's Amended and Restated 1988 Stock Option Plan;

         2. To elect 6 persons as directors of the Company, each for a two-year term;

         3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditor for 1996; and

         4. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The Board of Directors has fixed April 2, 1996 as the record date for determining the stockholders entitled to receive notice of and to vote at the Meeting.

         STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                             By order of the Board of Directors,

                                             /s/ GARY W. DEEMS
                                             -----------------------------
                                             GARY W. DEEMS, Secretary

April 25, 1996

Escondido, California

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                                FP BANCORP, INC.

                           TO BE HELD ON MAY 21, 1996

                                  INTRODUCTION

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") of FP Bancorp, Inc., a Delaware corporation (the "Company") to be held at the California Center for the Arts, Escondido at 5:30 p.m. on May 21, 1996 and at any adjournment or adjournments thereof. This Proxy Statement is expected to be mailed to stockholders on or about April 25, 1996.

         The matters to be considered and voted upon at the Meeting are:

         1. A proposal to amend and restate the Company's Amended and Restated 1988 Stock Option Plan;

         2. The election of six persons to serve as directors of the Company, each with a two-year term;

         3. A proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditor for 1996; and

         4. Such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is exercised (i) by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or (ii) by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the holders thereof in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the amendment and restatement of the Company's Amended and Restated 1988 Stock Option Plan, the nominees of management for directors of the Company, and for the ratification of KPMG Peat Marwick LLP as the independent auditor for 1996, and, as to other matters, if any, in accordance with the recommendations of the Board.

VOTING SECURITIES; CUMULATIVE VOTING

         The number of shares of the Company's common stock, par value $.001 ("Common Stock"), outstanding and entitled to vote at the Meeting is 2,651,811. Only those stockholders of record at the close of business on April 2, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each holder of Common Stock is entitled to one vote for each share in that holder's name on the books of the Company as of the Record Date on any matter submitted to the vote of the stockholders, except that, in the election of directors, the shares may be voted cumulatively. Cumulative voting enables a stockholder to give one nominee for director a number of votes equal to the number of directors to be elected multiplied by the number of shares being voted by such stockholder or to distribute his or her votes on the same principle among two or more nominees as he or she sees fit. The proxy holders are given, under the terms of proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

                                   PROPOSAL I

                   AMEND AND RESTATE THE COMPANY'S AMENDED AND
                         RESTATED 1988 STOCK OPTION PLAN

PROPOSAL

         The Board has approved a proposal to amend and restate the Company's Amended and Restated 1988 Stock Option Plan (the "Option Plan"). The proposed amendments are summarized below and would (i) increase the number of shares available for issuance from 250,000 to 500,000, (ii) permit options to be granted to directors and (iii) permit an option to be exercisable after termination or retirement of the optionee for a period up to the expiration date of the option. The following summaries are qualified in their entirety by reference to the Company's Second Amended and Restated 1988 Stock Option Plan, which contains the complete Option Plan as proposed to be amended and restated, a copy of which is attached as Exhibit A to this Proxy Statement.

         (i) Increase the number of shares available for issuance under the Option Plan from 250,000 to 500,000.

         Although the Option Plan currently provides for the issuance of options to purchase up to 250,000 shares of Common Stock, due to exercises of stock options the maximum number of shares that may be issued pursuant to options granted under the Option Plan is 246,200. At December 31, 1995, there were outstanding options to purchase up to 152,976 shares of Common Stock with an average exercise price of $5.15 per share, of which options to purchase 104,628 shares were vested with an average exercise price of $5.15 per share. As a result of grants and exercises, only 94,224 shares remain available for option grant. The Board deems this number inadequate to meet the incentive purpose of the Option Plan.

         The Board believes that executives who occupy positions that have a critical impact on the Company's overall performance and who have demonstrated that they are capable of meeting the high expectations of the Company and, assuming approval of this proposal, directors, should be eligible for additional long-term incentives. If approved by the stockholders, the increase in authorized shares will empower the Board or a committee of the Board administering the Option Plan, without necessity of further action or authorization from the stockholders, to authorize the issuance of additional options under the Option Plan.

         (ii)     Permit options to be granted to directors of the Company.

         The Board of the Company has guided the Company's return to profitability and many directors have devoted substantial time and energy to the affairs of the Company. However, the Option Plan currently permits options to be granted only to employees of the Company, a parent or subsidiary (including employees who are also directors). The proposal would permit the Board or a committee of the Board administering the Option Plan to grant options to individual directors who are not also employees. "Non-qualified" options could be granted to such directors, but they would not be eligible to receive "incentive stock options." See "Federal Income Tax Consequences," below. Granting options to directors is expected to provide directors with additional compensation to reward them for their efforts on behalf of the Company and continued incentives for productive participation on the Board. No options have yet been granted to directors of the Company and the Board has no specific plans to grant options to directors.

         (iii) Permit an option to be exercisable after termination or retirement of the optionee for a period up to the expiration date of the option.

         The Option Plan currently provides that options terminate within one month after the date of termination, three months after the date of retirement and one year after death or disability of an employee (or, assuming approval of this proposal, a director). The Board believes that it should have the right in appropriate circumstances to permit exercise of an option beyond these stated limits. The proposal would permit the Board or a committee of the Board administering the Option Plan to grant an option providing for extended exercisability up to the expiration date of the option in the event of any termination of employment. The Board or a committee of the Board administering the Option Plan would also be permitted to amend outstanding options with the consent of the optionees to reflect the extended exercisability.

         There are federal income tax consequences of extended exercisability as to options that are incentive stock options, as described in Section 422 of the Internal Revenue Code of 1986, as amended. Options intended to be incentive stock options that are exercisable beyond three months after termination or one year after termination resulting from disability or death, will not receive incentive stock option treatment if exercise is in fact made beyond such periods. See "Federal Income Tax Consequences," below.

DESCRIPTION OF OPTION PLAN

         The following describes the material provisions of the Option Plan and indicates the effect of the proposed amendments submitted for stockholder approval in this proposal. References to the "proposal" below refer to this proposal I.

         The Board of the Company's predecessor, FP Bancorp, a California corporation formerly known as ENB Holding Company ("FP Bancorp"), adopted the Option Plan on January 18, 1988, and the stockholders of FP Bancorp approved the Option Plan at their Annual Meeting of June 16, 1988. The Option Plan was subsequently amended by FP Bancorp's Board as of February 22, 1990, November 23, 1993 and March 22, 1994, and each such amendment was approved by the stockholders. On March 26, 1996, the Board further amended the Option Plan, subject to stockholder approval of this proposal.

         Under the Option Plan, options may be granted to employees of the Company, any parent or subsidiary, and, if the proposal is adopted, directors of the Company, to purchase shares of Common Stock. The Option Plan is designed to enable the Company and its subsidiary to attract, retain and motivate eligible persons by providing for or increasing proprietary interests of such persons in the Company. The Option Plan provides for options which qualify as incentive stock options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as "non-qualified" stock options ("NQO's"). Unless terminated earlier by the Board, the Option Plan will terminate on January 17, 1998.

         Administration of the Option Plan. The Option Plan is administered by the Board. At its discretion, the Board may appoint a committee (the "Committee") of not less than three members of the Board to administer the Option Plan. A member of the Committee shall not be eligible to vote upon or approve the granting of any option under the Option Plan to such member.

         The interpretation and construction by the Board or the Committee of any term or provision of the Option Plan or of any option granted under it shall be final. The Board or the Committee may from time to time adopt rules and regulations for carrying out the Option Plan and, subject to the provisions of the Option Plan, may prescribe the form or forms of the instruments evidencing any option granted under the Option Plan.

         Subject to the provisions of the Option Plan, the Board or the Committee shall have full and final authority in its discretion to select the persons to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

         The Board has the right to amend, suspend or terminate the Option Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of an optionee under the option theretofore granted under the Option Plan without the consent of the optionee or the transferee of the option; and provided further that no such action, without approval of the stockholders, may: (a) increase the total number of shares of stock which may be sold or transferred pursuant to options granted under the Option Plan; (b) change the designation of class or persons eligible to participate in the Option Plan; (c) decrease the minimum option price specified in the Option Plan; (d) extend the maximum term of options granted thereunder; or (e) extend the term of the Option Plan.

         Eligibility. Key employees of the Company, a parent or subsidiary of the Company, and, if the proposal is adopted, directors of the Company, are eligible to receive options under the Option Plan, as selected by the Board or the Committee. The approximate number of persons eligible for participation in the Option Plan is 20 and the number of persons participating in the Option Plan is 15. No options may be granted to an employee who owns stock, and possesses more than 10% of the total combined voting power of all classes of stock of the Company. No options have been granted under the Option Plan to directors who are not also employees of the Company or its subsidiary, First Pacific National Bank.

         There is no limit upon the number of shares that may be issued under NQO's under the Option Plan to any one employee or director. However, the aggregate fair market value of the stock subject to ISO's granted to any one employee as to which ISO's are exercisable for the first time during any calendar year may not exceed $100,000, with fair market value determined as of the time each respective option is granted. For purposes of such determination, all ISO's under the Option Plan and under all stock option plans of the Company, its parents and subsidiaries, are included.

         Shares Covered by the Option Plan. The maximum number of shares of stock for which options may be exercised will be 500,000 shares of Common Stock, if the proposal is adopted, subject to the adjustments described below. Shares of stock subject to the unexercised portions of any options granted under the Option Plan which expire or terminate or are canceled may again be subject to options under the Option Plan.

         The number and/or kind of shares covered by the Option Plan is subject to proportionate adjustment if the outstanding shares of Common Stock are changed in number or kind by reason of stock splits, stock dividends, corporate reorganizations, recapitalization or the like. The number and/or kind of shares covered by outstanding options issued under the Option Plan are also subject to adjustment upon the occurrence of any such event. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options, but with a corresponding adjustment in the exercise price per share.

         Option Terms. The exercise price which must be paid for Common Stock upon exercise of any option may not be less than 100% of the fair market value of the stock on the date the grant of the option is approved by the Board or Committee.

         All options are nontransferable other than upon the optionee's death by will or the laws of descent and distribution, may not be pledged or hypothecated and are exercisable during the optionee's lifetime only by the optionee.

         No option granted under the Option Plan may be exercised in whole or in part more than ten years after its date of grant. The exercise or vesting periods for the options granted under the Option Plan are set forth in the individual option agreements at the Board or Committee's discretion; provided, however, that vesting is required to occur at the rate of at least 20% per year over a five-year period. With respect to options that vest upon completion of whole years of completed employment or service, the optionee is credited with a whole year of continuous employment, or if the proposal is adopted, a whole year of service with respect to an optionee who is a director, only if employment or service during that year has not been interrupted by any absence other than on duly granted leave or due to sickness for a period of not more than 90 days. Vesting may be accelerated upon the occurrence of certain events. See "Corporate Reorganizations," below.

         Subject to the limitations imposed by the Option Plan and applicable law, the Board or Committee determines the time or times and the conditions under which each option is exercisable. Options granted under the Option Plan may become exercisable in installments if specified in the individual option agreements, and in that case, the installments are cumulative so that each matured but unexercised installment remains exercisable until the entire option expires or is terminated.

         Upon exercise of an option under the Option Plan, the stock purchased must be paid for in full. Payment for stock upon exercise of an option generally must be in cash, but option agreements for NQO's under the Option Plan may allow the optionee to pay for optioned shares upon exercise of options wholly or partially in installments. All funds received or held by the Company under the Option Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any participant or credited under the Option Plan.

         Termination of Options. Each option may terminate no later than ten years from its date of grant, provided that an option may terminate earlier, as provided in "Corporate Reorganization," below, or as described in the following:

                  (i) Termination of Employment. If the optionee's employment with the Company or any of its parents or subsidiaries or, if the proposal is adopted, the optionee's service as a director of the Company terminates for any reason other than death, then only that portion of the option exercisable at the time of termination may be exercised for a period not to exceed 30 days thereafter, but in no case after its stated expiration date. If termination is by reason of the optionee's retirement (with the Company's written consent), the period of exercise shall be extended to three months, but in no case beyond its stated expiration date. If termination is by reason of the optionee's permanent and total disability, the period of exercise shall be extended to one year, but in no case beyond the stated expiration date.

                  (ii) Death of Optionee. If the optionee dies during the term of the option, the portion of the option exercisable at the time of the optionee's death may be exercised for one year thereafter, but not after it expires by its terms, by the optionee's legal representatives or by the person to whom the optionee's rights under the option pass by will or the laws of descent and distribution.

                  (iii) Extended Exercise. Notwithstanding the termination provisions described above, if the proposal is adopted, the Board or Committee will be able to enter into option agreements that extend the period of exercise through the expiration date of an option.

         Corporate Reorganization. In the event of a merger, reorganization or consolidation and/or change or control, each outstanding option shall pertain to and apply to the securities to which the holder of the number of shares subject to the option would have been entitled, and shall continue in full force and effect notwithstanding any such event. A "change of control" is defined as the issuance or transfer of sufficient shares of stock, or the merger, reorganization or consolidation, which results in more than 50% of the voting stock of First Pacific National Bank or its successor being owned by other than the Company or persons who own 75% or more of the voting stock of the Company prior to the transaction; or a merger, reorganization or consolidation, which results in more than 50% of the voting stock of the Company being owned by persons who are not holders of voting stock of the Company prior to the transaction or the acquisition by any person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 [the "Exchange Act"]) or entity of more than 50% of the voting stock of the Company.

         In addition, in the event of a "change of control," each option outstanding under the Option Plan shall be automatically, without further action by any party, fully vested and exercisable to the extent not previously vested or exercisable. In the event that the optionee's employment or service as a director with the Company or a subsidiary is terminated, other than by the Company or subsidiary for cause, within one year after a change of control, the option shall remain exercisable for a period of the longer of one year from the date of termination or the period during which the option would otherwise remain exercisable following such termination.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material federal income tax consequences of ISO's and NQO's. This summary is not intended to describe all federal income tax consequences pertaining to administration of the Option Plan, optionees or the Company, nor does it include a description of any sate or local tax consequence which may result.

         Tax Consequences to Optionees - ISO's. The ISO's granted under the Option Plan have been or will be issued in accordance with the federal income tax rules regarding incentive stock options generally which are set forth in Code Section 422. An ISO is an option granted to an individual for any reason connected with his or her employment by an employer or a parent or subsidiary of the employer. As such, only "employees" are eligible to participate. Directors who are not also officers or otherwise employed by the Company, a parent or subsidiary, are not eligible to receive ISO's.

         Options which qualify as ISO's are entitled to special tax treatment. If shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of grant or one year after the issue of shares upon exercise of an option ("Option Shares"), whichever is longer (the "ISO Holding Period"), then (i) no income will be recognized to the optionee upon the granting or exercise of the option, (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the Option Shares as a long term capital gain or loss, (iii) the optionee's basis in the Option Shares will be equal to the amount of cash paid, and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. Options exercised more than three months after termination of employment, other than by reason of death or total and permanent disability, are treated as NQO's.

         Options intended to qualify for ISO treatment will not so qualify under certain circumstances. An optionee will not receive ISO treatment to the extent that in any calendar year, the fair market value of the optionee's ISO's that first become exercisable in that year exceeds $100,000. In making this calculation, fair market value is determined as of the date of grant of the options, and all options intended to receive ISO treatment under the Option Plan and all other option plans of the Company are aggregated together for purposes of making the calculation. Where the fair market value of Common Stock subject to options which are otherwise ISO's exceeds the $100,000 per year vesting ceiling and these options consist of more than one option granted on more than one date, the options which are disqualified from ISO treatment are those most recently granted.

         If the optionee disposes of ISO option shares before the expiration of the ISO Holding Period, the optionee must treat as ordinary income in the year of disposition an amount equal to the lesser of (1) the fair market value of the Option Shares on the date of exercise over the exercise price of the Option Shares or (2) the amount realized on disposition over the adjusted basis of the Option Shares. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

         In order for exercise of options and sale of the Option Shares to receive ISO tax treatment, an optionee must also be employed for the entire term from the date of the grant of the ISO until three months prior to the date of exercise, whether or not the option is exercised in full or in part. This three-month period is extended to twelve months in cases where employment ceases due to the permanent and total disability of the optionee, i.e., defined to mean that the optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to continue for a period of not less than twelve months. Where death of an optionee occurs during the term of the employment, the employment condition is waived, as is the holding period requirement, relative to long-term capital gain treatment. The estate representative of the deceased optionee may exercise the option in whole or in part without regard to the holding requirement.

         Under general ISO tax rules, by its terms, an ISO must be exercisable within ten years from the date of grant. Under the Option Plan, options may not be granted for terms exceeding ten years. In addition, an option granted to an individual who owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company is not eligible for ISO treatment unless the exercise price under the option is at least 110% of the fair market value of the Common Stock on the date of grant.

         Tax Consequences to Optionees - NQO's. Under present regulations the value of an NQO is not currently taxable to the optionee at the time it is granted, and no deduction is afforded the granting corporation unless the option has a readily ascertainable fair market value and is not subject to a substantial risk of forfeiture. Ordinarily, the value of an NQO is not readily ascertainable unless the option is actively traded on an established market. In other cases an optionee must show that the option is freely transferable and immediately exercisable (as well as meeting certain other conditions) in order to establish a readily ascertainable value. Also, an employee who receives an option which is subject to restrictions which create a substantial risk of forfeiture (within the meaning of Section 83 of the Code) will not normally recognize any income in the year in which the option is granted.

         When an NQO granted pursuant to the Option Plan is exercised, the optionee will realize ordinary income measured by the difference between the aggregate purchase price of the Common Stock as to which the option is exercised and the aggregate fair market value of such Common Stock on the exercise date, and the Company will be entitled to a deduction equal to the amount the optionee is required to treat as ordinary income. Officers and directors of the Company are taxed on NQO's when any restrictions on sale under section 16(b) of the Exchange Act, if applicable, expire rather than on the date of exercise. The Company receives a corresponding deduction in the year in which income is recognized by the optionee.

         The optionee's basis in the NQO Option Shares will be equal to the exercise price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the NQO Option Shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the NQO Option Shares have been held since the option was exercised.

         Tax Consequences to the Company. No deduction is permitted the Company at the time an ISO is granted, nor at the exercise or disposition of Option Shares when received by optionee. However, in instances where an optionee realizes ordinary income in connection with exercise of an option or disposition of Option Shares, the Company is entitled to a deduction equal to the amount of the ordinary income realized. The deduction would be charged against the Company's earnings and profits. Thus, in cases where an optionee disposes of Option Shares, other than (i) during insolvency proceedings following a total and permanent disability, (ii) upon death or (iii) within two years after the date the option is granted, or within one year after receiving the stock upon exercise of the option, whether in whole or in part, the optionee will realize ordinary income in the taxable year of the disposition as to any gain up to the amount of the fair market value of the Option Shares on the date the option was exercised and the Company may expense a like amount as compensation paid to the optionee.

         Tax Rates and Preferences. Under the Internal Revenue Code of 1986, as amended through the Revenue Reconciliation Act of 1993, (i) the maximum individual income rate is 39.6%, (ii) the maximum income tax rate applicable to any long-term capital gain is 28%, (iii) the deductibility of investment interest is substantially limited and (iv) the alternative minimum tax rate is 26% of the alternative minimum taxable income up to $175,000 ($87,500 for married individuals filing separate returns) and 28% of any excess.

         Under the Code, the amount by which the fair market value of ISO Option Shares exceeds the exercise price of such shares is an item of "tax preference" and will be included in the calculation of the "alternative minimum tax" imposed on individual taxpayers. The alternative minimum tax is equal to the amount by which 24% of the alternative minimum taxable income (reduced by certain exemption amounts ranging up to $45,000 for a joint return) exceeds the regular tax for the taxable year. The exemption amounts are subject to a phase out, to the extent that the alternative minimum taxable income exceeds certain amounts ranging from $75,000 to $150,000, depending on the marital status of the taxpayer.

         Interest Deduction. The federal tax deductibility of interest paid on money borrowed for investment purposes is limited to the taxpayer's net investment income for the year. This limitation affects interest paid on money borrowed to purchase shares on exercise of stock options.

         Excise Tax On Excess Parachute Payments. The Code imposes an excise tax of 20% of any "excess parachute payments" received by any employee who is also an officer, stockholder or one of the highest compensated one percent of employees. An employee generally will be deemed to have received a "parachute payment" if he receives payments in the nature of compensation which (1) are contingent on a change in the ownership or control of the employer and (2) exceed in the aggregate three times the "base amount." The "base amount" generally is the average of the employee's annual compensation for the five years prior to the change in ownership or control. "Excess parachute payment" is defined as the excess of such payments over the base amount.

         Under the Option Plan, outstanding options which are not yet exercisable may become exercisable in the event of a change in control of the Company. In such event, any difference between the fair market value and the exercise price of any shares issuable in respect of such options may be characterized as parachute payments if the sum of such amounts and any other such contingent payments received by the employee exceeds three times such employee's base amount. As a result, such employee could be subject to a 20% excise tax on any resulting excess parachute payments and the Company would not be entitled to a tax deduction for any such excess parachute payments.

CERTAIN FEDERAL AND STATE LAWS

         Employee Retirement Income Security Act of 1974. The Option Plan is not subject to the Employee Retirement Income Security Act of 1974 or qualified under Section 401 of the Code.

         Section 16 Provisions. Granting options to officers, directors or holders of more than 10% of the Common Stock could subject the officer, director or stockholder to the provisions of Section 16(b) of the Exchange Act, under which a purchase of Common Stock within six months before or after any sale of such stock could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price (for purposes of Section 16(b), the sequence of the buy and sell transactions is not relevant to whether a gain is deemed to have been realized). Such officers, directors and stockholders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisition of options and upon exercise or disposition of options or shares.

         Resales of Common Stock. Persons who are not "Affiliates" of the Company may sell shares of Common Stock purchased upon exercise of options granted under the Option Plan without compliance with the registration and prospectus requirements of the Securities Act of 1933 (the "Securities Act"). Resales of shares of Common Stock purchased upon exercise of options by Affiliates are restricted under the provisions of the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, including Rule 144. For these purposes, an "Affiliate" is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE COMPANY'S AMENDED AND RESTATED 1988 STOCK OPTION PLAN.

                                   PROPOSAL II

                              ELECTION OF DIRECTORS

STAGGERED TERMS

         On April 11, 1995, the Company, formerly a California corporation, was reincorporated as a Delaware corporation (the "Delaware Reincorporation"), and its Board was concurrently expanded from 11 to 14 directors. The Company's Board subsequently voted to amend the By-laws of the Company to reduce the number of directors to 12 as of the Annual Meeting of Stockholders which was held in 1995. As part of the Delaware Reincorporation, the Company adopted By-laws which provide for a staggered Board with each director serving a two-year term and one half of the Board being elected at each annual meeting of stockholders subject to the Common Stock being traded as a national market security traded on the Nasdaq National Market or other national stock exchange ("National Listing"). The Common Stock achieved National Listing on September 18, 1995 and therefore one-half of the Board, six of the 12 directors, will be elected at the Meeting.

NOMINEES

         The persons named below will be nominated for election to serve two year terms as directors until the Annual Meeting of Stockholders to be held in 1998, as indicated, and until their successors have been duly elected and qualified. Votes will be cast by the proxies in such a way as to effect the election of all six nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of substitute nominees, if any, designated by the Board. Management has no reason to believe that any of the nominees will be unable to serve.

                                                     Positions Held               Director of the          Term for Which
            Name                   Age              With the Company               Company Since             Nominated
            ----                   ---              ----------------               -------------             ---------

Mark N. Baker                      49              Chairman, Director                  1984                   two years

Joseph J. Kuebler                  53                   Director                       1993                   two years

Larry R. Markham                   45                   Director                       1993                   two years

Richard W. McBride                 60                   Director                       1992                   two years

Richard S. Spanjian                68                   Director                       1993                   two years

Richard B. Thomas                  49                   Director                       1995                   two years


       Following is a brief summary of background and business experience, including principal occupation, during the last five years for each of the nominated Directors of the Company.

         Mark N. Baker is Executive Vice President of Baker Electric Inc., a local electrical contractor in business in Escondido since 1937.

         Joseph J. Kuebler is President of Kuebler, Thomas & Company, Certified Public Accountants, which has offices in Temecula and Perris.

         Larry R. Markham is the principal of Markham & Associates, a development consulting firm that has been in business in Temecula since 1981.

         Richard W. McBride is President and Chief Executive Officer of Southern Contracting Company, a regional electrical contractor that has been in business since 1964.

         Richard S. Spanjian is a retired businessman. He is the brother of Robert M. Spanjian, who is also a director.

         Richard B. Thomas is the Senior Vice President and Chief Financial Officer of Entrepreneurial Capital Corporation, a diversified holding company, and has held such positions since 1989. Prior to the merger of Overland Bank with and into the Company's wholly-owned subsidiary, First Pacific National Bank ("FPNB") on April 1, 1995 (the "Overland Merger"), Mr. Thomas was a director of Overland Bank beginning in 1993 and of Cal-West Bank beginning in 1990.

EXECUTIVE OFFICERS

       The following table presents certain information about the executive officers of the Company who are not also directors:

            Name                 Age                         Title
            ----                 ---                         -----
Gary W. Deems                     49      Executive Vice President and Secretary

Michael J. Perdue                 42      Executive Vice President and Chief Operating Officer


         Gary W. Deems has served as Executive Vice President and Secretary of the Company and as Executive Vice President and Chief Administrative Officer of FPNB since July 1993. From 1990 to 1993, Mr. Deems oversaw 18 retail branches as a Vice President/District Manager for Wells Fargo Bank.

         Michael J. Perdue has served as Executive Vice President and Chief Operating Officer of the Company and FPNB since August 1993. He served as a Director of the Company from August 1992 to August 1993. He served as President and Chief Executive Officer of Temecula Valley National Bank from July 1992 until August 1993. Immediately prior to coming to Temecula Valley National Bank, Mr. Perdue served as Vice President and Chief Financial Officer of Ranpac, Inc., a real estate development company headquartered in Temecula, California.

SECURITIES OWNERSHIP OF OFFICERS, DIRECTORS AND OTHERS

         The Company is unaware of any stockholder who is a beneficial owner of more than 5% of the issued and outstanding Common Stock (a "5% Owner") based upon the Company's stockholder records as of the close of business on March 31, 1996, except for Duane R. Roberts and his affiliate, Entrepreneurial Capital Corporation (the "Roberts Group"). The following table presents the security ownership as of March 31, 1996 of those persons who have served as the Company's officers and directors at any time since January 1, 1995 or who are 5% Owners, none of whom has any commitments from the Company with respect to the issuance of any stock except under stock options described below. Where noted, the security ownership includes shares of Common Stock as to which the officers have the right to vote such shares under the FP Bancorp Employee Stock Ownership Plan ("ESOP").

             SECURITIES OWNERSHIP OF OFFICERS, DIRECTORS AND OTHERS

                                                               AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP OF           PERCENTAGE OF
NAME                                                           COMMON STOCK (1) (2)               CLASS (3)
- ----                                                           --------------------               ---------
Mark N. Baker  ......................................                  64,408(4)                    2.43%
Baker Electric, Inc.
613 West Valley Parkway
Escondido, CA  92025

Gary W. Deems  ......................................                  58,484(5)                    2.21%
613 West Valley Parkway
Escondido, CA  92025-4929

Earle W. Frey, Jr.  .................................                  64,826(6)                    2.44%
P.O. Box 271220
Escondido, CA  92027

Robert W. Klemme  ...................................                  28,821                       1.09%
3400 Central Avenue, #325
Riverside, CA  92506

Joseph J. Kuebler  ..................................                  12,636(7)                    0.48%
Kuebler & Thomas
43500 Ridge Park Drive, Suite 104
Temecula, CA  92590

Randall C. Luce  ....................................                  16,029                       0.60%
3400 Central Avenue, #325
Riverside, CA  92506

Larry R. Markham  ...................................                   5,516(8)                    0.21%
41750 Winchester Road, Suite N
Temecula, CA  92590

Richard W. McBride  .................................                  50,232(9)                    1.89%
Southern Contracting Co.
599 North Twin Oaks Valley Road
San Marcos, CA  92060

Michael J. Perdue  ..................................                  47,729(10)                   1.80%
613 West Valley Parkway
Escondido, CA  92025-4929

Duane R. Roberts  ...................................                 578,499(11)                  21.82%
3400 Central Avenue, #325
Riverside, CA  92506

Richard J. Spanjian  ................................                  32,000(12)                   1.21%
7315 El Fuerte Street
Carlsbad, CA  92009

Robert M. Spanjian  .................................                  35,096(13)                   1.32%
2141 Palomar Airport Road, Suite 130
Carlsbad, CA  92009

Richard B. Thomas  ..................................                   8,252                       0.31%
3400 Central Avenue, #325
Riverside, CA  92506

Michael W. Wexler  ..................................                  50,415(14)                   1.90%
Pine Tree Lumber Company, Inc.
707 North Andreasen
Escondido, CA  92029

Harvey L. Williamson  ...............................                  53,913(15)                   2.03%
FP Bancorp, Inc.
613 W. Valley Parkway
Escondido, CA  92025-4929

All executive officers and directors of the Company as a
group (14 persons)  .................................                 527,351(16)                  19.89%

- --------------------

(1) Unless otherwise indicated, each person listed has sole voting and investment power with respect to the shares listed.

(2) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse, or any stock of which beneficial ownership may be acquired within 60 days of March 31, 1996 by the exercise of stock options.

(3) Calculated by including in the denominator only the outstanding shares at March 31, 1996, 2,651,811.

(4) Includes 21,414 shares held by Mark N. Baker as Trustee of the Trust dated October 21, 1985; also includes 6,212 shares held by Mark N. Baker as Custodian for certain of his children under the California Uniform Gift to Minors Act; also includes 104 shares held by Margaret
         A. Baker as Custodian for certain of her nieces under the California Uniform Gift to Minors Act; also includes 33,140 shares held by the Baker Electric Profit Sharing Plan and the Tri-Baker, Inc. Profit Sharing Plan; also includes 1,657 shares held by Kent N. Baker, Mark N. Baker and Gerald N. Baker as Trustees of the December 21, 1989 Baker Trust; also includes 770 shares held in the name of Wedbush Morgan Securities FBO Mark N. Baker, IRA account.

(5) Includes 34,000 shares held by Wedbush, Morgan Securities, Inc. as Custodian for Gary W. Deems under an individual retirement account; also includes 2,250 shares held by MLPF&S as Custodian FP Gary W. Deems FBO Gary W. Deems individual retirement account; also includes 20,000 shares which may be acquired by the exercise of stock options within 60 days after March 31, 1996; also includes 1,869 shares held in the First Pacific National Bank 401(k) Savings Plan; also includes 365 shares credited to the account of Gary W. Deems under the ESOP as to which he has only voting rights.

(6) Includes 1,966 shares held by Earle W. Frey and Earle W. Frey, Jr., as Trustees under a Trust dated February 14, 1977; also includes 152 shares held by Earle W. Frey, Jr. and Elizabeth F. Frey as Trustees under a Trust dated October 30, 1969; also includes 62,427 shares held by Earle W. Frey, Jr. and Elizabeth F. Frey as Trustees under the Frey Family Trust.

(7) Includes 387 shares held by MLPF&S as Custodian for Krista Kuebler; also includes 359 shares held by MLPF&S as Custodian FBO Sharon Kuebler individual retirement account; also includes 5,390 shares held by MLPF&S as Custodian FPO Joseph J. Kuebler FBO Joseph J. Kuebler individual retirement account; also includes 1,500 shares held by Wedbush Morgan Securities, Inc. as Custodian FBO Sharon Kuebler under an individual retirement account; also includes 5,000 shares held by Wedbush, Morgan Securities, Inc. as Custodian FBO Joseph J. Kuebler under an individual retirement account.

(8) Includes 5,499 shares held in the name of Dean Witter Reynolds, Inc. FBO Larry R. Markham individual retirement account.

(9) Includes 409 shares held by Darlene Y. McBride; also includes 47,700 held by Richard W. McBride and Darlene Y. McBride as Trustees of the McBride Family Trust.

(10) Includes 7,350 shares held by Michael J. Perdue as Trustee of the Perdue Family Trust; also includes 19,000 shares held by MLPF&S as Custodian FBO Michael J. Perdue under an individual retirement account; also includes 19,333 shares which may be acquired by the exercise of stock options within 60 days after March 31, 1996; also includes 1,522 shares held in the First Pacific National Bank 401(k) Savings Plan; also includes 424 shares credited to the account of Michael J. Perdue under the ESOP as to which he has only voting rights.

(11) Includes 122,712 shares owned by Entrepreneurial Capital Corporation. The Company is aware that 370,351 shares have been pledged as collateral security.

(12) Includes 30,973 shares held by Richard S. Spanjian as Trustee of the Richard S. Spanjian Family Trust; also includes 1,027 shares held by Richard S. Spanjian as Trustee of the Elizabeth Spanjian Family Trust.

(13) Includes 34,069 shares held by Robert M. Spanjian as Trustee of the Robert M. Spanjian Family Trust; also includes 1,027 shares held by Robert M. Spanjian as Trustee of the Elizabeth Spanjian Family Trust.

(14) Includes 16,529 shares held by Michael W. Wexler as Custodian of certain of his children under the California Uniform Gift to Minors Act.

(15) Includes 9,916 shares held by Harvey L. Williamson and Tolly A. Williamson as Trustees of the Williamson Family Trust; also includes 3,144 shares held by Wedbush Securities, Inc. as Custodian for the benefit of Tolly A. Williamson under an individual retirement account; also includes 3,380 shares held by Wedbush Securities, Inc. as Custodian for the benefit of Harvey L. Williamson under an individual retirement account; also includes 4,112 shares held by Transcorp Pension Services as CTDN under an individual retirement account; also includes 29,869 shares which may be acquired by the exercise of stock options within 60 days after March 31, 1996; also includes 3,492 shares credited to the account of Harvey L. Williamson under the ESOP as to which he has only voting rights.

(16) Includes 69,202 shares which may be acquired by the exercise of stock options within 60 days after March 31, 1996; also includes 4,281 shares credited to the accounts of the officers of the Company under the ESOP as to which they have only voting rights.

MEETINGS AND COMMITTEES

         The Board of the Company met 16 times in 1995. No director attended less than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees on which he served in 1995.

         The Company has an audit committee of the Board. The members of the audit committee are Joseph Kuebler, Chairman, Mark N. Baker, Earle W. Frey, Jr., Richard W. McBride and Richard B. Thomas. In 1995, the audit committee met five times. This committee verifies that standard auditing procedures are being followed, recommends annually to the Board the engagement of an independent auditing firm, reviews the scope and results of the audit with the independent auditors and met with the independent auditors as appropriate.

         The Company has a compensation committee of the Board. The members of the compensation committee are Randall C. Luce, Chairman, Mark N. Baker, Robert
W. Klemme, Richard W. McBride and Michael W. Wexler. In 1995, the compensation committee met three times. This committee reviews and recommends to the Board the remuneration to be paid to the officers of the Company, reviews with the president of FPNB his plans with respect to remuneration of officers and employees of FPNB, and reviews and prepares his recommendations to the Board with respect to bonus, stock option, stock purchase, stock ownership and fringe benefit plans, or changes to existing plans.

         The Company does not have a nominating committee.

DIRECTOR REMUNERATION

         The Company's directors are not paid for attendance at regular meetings. However, the Chairman of the Board is paid $1,900 per month. Directors who are not officers are also paid $50 per hour for each committee or special meeting attended.

         All directors of the Company currently serve as directors of FPNB, and are paid $600 for each regular meeting attended, plus up to two additional meetings from which they are absent. They also receive $50 per hour for each FPNB special board meeting or committee meeting actually attended.

EMPLOYMENT ARRANGEMENTS

         None of the officers of the Company, except Harvey L. Williamson, had a written employment agreement in 1995. Harvey L. Williamson, Gary W. Deems and Michael J. Perdue have Change of Control Agreements with FPNB. All of these arrangements are described below.

         With regard to all of its employees, FPNB's overall compensation program has been designed to attract and reward individuals who can consistently perform with a high level of productivity and independence. FPNB desires to employ only those individuals whose performance would clearly place them in the upper half of its industry. It is also FPNB's desire to reward employees based upon their personal productivity and to provide additional levels of incentives and rewards to encourage them to attain higher levels of responsibility within the organization.

         In order to accomplish these goals, the FPNB compensation program includes three basic elements:

         A. Salary. This component is designed to compensate employees for the basic duties they perform on a day-to-day basis.

         B. Short-term Incentives. FPNB offers certain employees additional potential compensation where the personal skills or efforts of each individual can significantly and measurably produce results beyond the basic expectations of the job. In most cases, these incentives will require both the individual and FPNB to meet or exceed specific targets before the incentives are paid.

         C. Long-term Incentives. Executives with a critical impact on FPNB's overall performance, who have demonstrated that they are capable of meeting the high expectations of FPNB, may be eligible for additional long-term incentives. These incentives are reserved for those with significant management responsibilities and are usually tied to corporate performance over a number of years.

         Williamson Employment Agreement. On May 19, 1993, effective March 1, 1993, Mr. Williamson entered into an Employment Agreement (the "Employment Agreement") with Escondido National Bank (now FPNB) and the Company relating to his duties as President and Chief Executive Officer of FPNB. As of January 11, 1995, the term of the Employment Agreement was extended three years to January 1, 1998. FPNB employs Mr. Williamson under the Employment Agreement, but the Company has certain obligations under the Employment Agreement.

         Mr. Williamson's 1996 base salary is $171,000 per year, subject to increase as mutually agreed upon by Mr. Williamson and FPNB. Additional incentive compensation is at the discretion of FPNB. FPNB furnishes Mr. Williamson with an automobile and agrees to reimburse him for ordinary and necessary expenses incurred on behalf of FPNB and certain other expenses the Board of Directors of FPNB approves. FPNB agrees to provide group life insurance with a life insurance benefit of $100,000, plus pay the premium for a whole life policy with a benefit of $150,000. Mr. Williamson is entitled to 22 days of vacation each calendar year.

         FPNB may terminate Mr. Williamson with or without cause, as more specifically set forth in the Employment Agreement. The nature of the termination, whether by Mr. Williamson or by FPNB affects the extent and type of post-termination benefits available to Mr. Williamson.

         1. Salary and Benefits. In the event Mr. Williamson's employment is terminated for willful breach or habitual neglect of duties, malfeasance or misfeasance, immoral or illegal conduct (collectively referred to as "for cause"), or disability or death, upon termination, Mr. Williamson is paid salary through the end of the month in which the termination occurs plus vacation, and insurance benefits are extended for a period of thirty days. In the event FPNB terminates Mr. Williamson for any other reason, he is entitled to continuing salary and benefits for a period of at least six months, insurance benefits are extended for one year and all accrued vacation time is paid. None of the benefits described in this paragraph will be paid in the event Mr. Williamson voluntarily terminates his employment.

         2. Salary Continuation Provisions. Under certain circumstances, upon termination of employment, the Company or FPNB is obligated to pay certain amounts to Mr. Williamson, or his estate, as the case may be, over a period of time. Upon retirement after age 65, or upon disability or death, as the case may be, the Company is obligated to pay Mr. Williamson or his estate $60,000 per year, payable monthly, for a period of 180 months. In the event of termination by FPNB, other than due to death or disability, FPNB is obligated to pay Mr. Williamson $60,000 per year, payable monthly for a period of 180 months, subject to reduction of 20% for each year in age that Mr. Williamson is under the age of 65 at the date of termination. None of these benefits may overlap.

         All payments to be made by FPNB or the Company are subject to offset in the event Mr. Williamson is convicted of a crime causing damage to FPNB or the Company or a judgment is obtained in favor of FPNB or the Company.

         All termination benefits are subject to a limitation to the effect that in the event a regulatory authority may deem the satisfaction of an obligation by FPNB or the Company to be illegal, an unsafe and unsound practice, or for some other reason not properly due or payable by FPNB or the Company the obligations shall not be satisfied. FPNB and the Company agree in good faith to determine the position of the appropriate regulatory authority in advance of each payment or benefit.

         Change of Control Arrangements. On January 20, 1994, FPNB entered into Change of Control Agreements with Mr. Williamson, Mr. Deems and Mr. Perdue (the "Change of Control Agreements"). As of January 11, 1995, the term of the Change of Control Agreements was extended to January 1, 1998. The purpose of these agreements is to assure the continued availability of the services of these executives, especially in the event that there is a potential or actual "Change of Control." A "Change of Control" is defined in each Change of Control Agreement as:

                  (i) The issuance or transfer of sufficient shares of stock, or the merger, reorganization or consolidation, which results in more than 50% of the voting stock of the Bank being owned by other than the Company or persons who own 75% or more of the voting stock of the Company prior to the transaction; or

                  (ii) A merger, reorganization or consolidation, which results in more than 50% of the voting stock of the Company being owned by persons who are not holders of voting stock of the Company prior to the transaction, or the acquisition of any person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) or entity of more than 50% of the voting stock of the Company.

         Each of the Change of Control Agreements provides that in the event employment of the executive is terminated (i) by FPNB, other than for willful breach, habitual neglect, inability to perform or immoral or illegal conduct or
(ii) by the executive after the effective date of a reduction in base salary or implementation of a requirement that the executive be based at a location more than 35 miles from any office of FPNB on the date of the relevant Change of Control Agreement, certain "Severance Benefits" are payable in the event the additional conditions described herein are met. The Severance Benefits are payable only if the termination takes place after the earlier to occur of (i) FPNB or the Company entering into a definitive agreement expected to result in a Change of Control or (ii) a Change of Control. The Severance Benefits are not payable with respect to any termination occurring more than two years after the date of a Change of Control. In the event that after a definitive agreement expected to result in a Change of Control is entered into, but the transaction is not consummated, the Severance Benefits would cease to be available at such time with respect to that transaction.

         The Severance Benefits are a lump sum payment of an amount equal to one year's salary due within one month after the date of termination, and continuation of benefits for a period of one year. The 1996 annual salaries of Messrs. Williamson, Deems and Perdue are $171,000, $133,000 and $133,000, respectively. The benefits included in the Severance Benefits are health insurance benefits valued at $4,800, $6,000 and $6,000, respectively. Mr. Williamson's Employment Agreement specifically provides that in the event of a Change of Control, defined with the same language as in the Change of Control Agreements, even if he is not terminated, the Company is obligated to pay him $60,000 per year payable monthly for a period of 180 months. The Change of Control Agreement for Mr. Williamson provides that if he receives all his benefits under his Employment Agreement, he will receive none under his Change of Control Agreement. However, if payments under his Employment Agreement cease before they are permitted to cease, his full Severance Benefits shall be paid at that time.

         The following table and accompanying notes present the aggregate indicated compensation paid by the Company and its subsidiary during 1995 and, to the extent required by applicable rules, during the preceding two fiscal years to the Chief Executive Officer and the two other highest paid executive officers of the Company as of December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                            SECURITIES
                                                                            UNDERLYING         OTHER
            NAME AND                       SALARY             BONUS          OPTIONS        COMPENSATION
       PRINCIPAL POSITION        YEAR       ($)                ($)             (#)              ($)
       ------------------        ----      ------             -----          -------        ------------
Harvey L. Williamson             1995     $167,907(1)      $ 60,000(2)       40,000         $  3,000(3)
    President and Chief          1994      150,000           20,510(4)       40,000(5)         1,000(6)
Executive Officer                1993      150,000                0          14,756(7)             0

Michael J. Perdue                1995      125,000           60,000(2)       30,000            3,000(3)
    Executive Vice President     1994      127,846(8)        20,510(4)       30,000(9)         1,500(6)
and Chief Operating              1993      105,508                0          10,000(10)            0
    Officer

Gary W. Deems                    1995      125,000           60,000(2)       30,000            3,000(3)
    Executive Vice President     1994      120,000           20,510(4)       30,000(11)        1,400(6)
    and Secretary                1993       63,323(12)            0               0(13)            0

- --------------------

(1)      Includes $7,407 payment in lieu of accrued vacation.

(2)      Bonuses earned in 1995 but paid in 1996.

(3)      Represents a discretionary employer matching contribution to the 401(k)
         Plan.

(4)      Bonuses earned in 1994 but paid in 1995.

(5) This entry reflects (i) the issuance of options to purchase 25,244 shares at an exercise price of $6.00 per share granted on November 23, 1993 (representing 22.57% of the employee options granted during 1993, subject to stockholder approval of an increase in the number of shares of Common Stock available for issuance under the Option Plan; such approval was obtained at the annual stockholder meeting on May 17,
         1994) and repriced to $5.15 per share on September 27, 1994 (the "Williamson 1993 Options"), (ii) the repricing of options outstanding at an exercise price of $6.00 per share as to 9,610 shares to reflect the decline in the fair market value of the Common Stock on September 27, 1994 to $5.15 per share and (iii) the additional issuance of options to purchase 5,146 shares at an exercise price of $6.00 per share granted on June 21, 1994 and repriced to $5.15 per share as of September 27, 1994.

(6)      Represents a discretionary employer matching contribution to the 401(k)
         Plan.

(7) Reflects the repricing of outstanding options to purchase 9,610 shares at $14.78 per share and 5,146 shares at $9.71 per share to $6.00 per share on November 23, 1993. Does not reflect the Williamson 1993 Options.

(8)      Includes $7,846 payment in lieu of accrued vacation.

(9) This entry reflects (i) the issuance of options to purchase 20,000 shares at an exercise price of $6.00 per share granted on November 23, 1993 (representing 17.88% of the employee options granted during 1993, subject to stockholder approval of an increase in the number of shares of Common Stock available for issuance under the Option Plan; such approval was obtained at the annual stockholder meeting on May 17,
         1994) and repriced to $5.15 per share on September 27, 1994 (the "Perdue 1993 Options") and (ii) the repricing of options outstanding at an exercise price of $6.00 per share as to 10,000 shares, to reflect the decline in the fair market value of the Common Stock, on September 27, 1994 to $5.15 per share.

(10) Reflects the repricing of outstanding options to purchase 10,000 shares at $11.00 per share to $6.00 per share on November 23, 1993. Does not reflect the Perdue 1993 options.

(11) This entry reflects the issuance of options to purchase 30,000 shares at an exercise price of $6.00 per share granted on November 23, 1993 (representing 26.82% of the employee options granted during 1993, subject to stockholder approval of an increase in the number of shares of Common Stock available for issuance under the Option Plan; such approval was obtained at the annual stockholder meeting on May 17,
         1994) and repriced to $5.15 per share on September 27, 1994 (the "Deems 1993 Options").

(12) Represents partial year compensation from July 1, 1993 through December 31, 1993.

(13)     Does not reflect the Deems 1993 Options.

         Bonus Plans. For 1995, a short term "incentive pool" equal to 6% of FPNB's 1995 income was created when FPNB's return on beginning equity reached 6%, subject to a $300,000 cap. For every 1% increase in return on equity, an approximate 1% increase in the percentage of income was apportioned to the pool up to a maximum return on equity of 20% and 15% of income. For purposes of determining the incentive pool, income was defined as operating income before income taxes and before accrued allocations to the incentive pool. Beginning equity was adjusted to reflect the net assets acquired in the Overland Merger.

         Under this plan, Messrs. Williamson, Perdue and Deems were each allocated 20% of the incentive pool. Based on the 1995 15.78% return on equity calculated in accordance with the plan, Messrs. Williamson, Perdue and Deems each earned a bonus of $60,000. The remaining portions of the pool were allocated to other key members of management.

         For 1996, an incentive pool will be established based on an "Adjusted Return on Beginning Assets" ("AROE"), as defined in the incentive plan. The incentive plan will result in a pool of 1% of "adjusted profit", as defined in the plan, for an AROE of 15% and will increase ratably up to a potential of 6% of adjusted profit for an AROE of 27%. Messrs. Williamson, Perdue and Deems are each allocated 22% of the pool for purposes of calculating their bonuses for 1996 performance.

         Certain Noncash Compensation. The Company provides and intends to continue to provide each of Messrs. Williamson, Perdue and Deems with an automobile. The value of the automobile which relates to personal use is reported as taxable personal income at the end of each year. Such noncash compensation allocable to each executive officer does not exceed 10% of the cash compensation of such executive officer and the aggregate of such compensation does not exceed 10% of the aggregate cash compensation paid to executive officers.

STOCK OPTION PLAN

         In 1988, the stockholders and Board of the Company approved the Option Plan. The Option Plan is described in more detail under Proposal I, above.

         No options were granted to Messrs. Williamson, Perdue or Deems in 1995. No options granted to Messrs. Williamson, Perdue or Deems were exercised or repriced during the year ended December 31, 1995. The following table presents information on the number of unexercised options and the value of such options at that date.

                    OPTION EXERCISES AND YEAR-END VALUE TABLE

            AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995

                                                                                   NUMBER OF          VALUE OF UNEXERCISED
                                                                             SECURITIES UNDERLYING             IN-
                                                                                  UNEXERCISED               THE-MONEY
                                                                                    OPTIONS                OPTIONS AT
                                                                              AT DECEMBER 31, 1995      DECEMBER 31, 1995
                                                                            ------------------------------------------------
                                  SHARES ACQUIRED            VALUE
                                    ON EXERCISE            REALIZED               EXERCISABLE/            EXERCISABLE/
NAME                                    (#)                   ($)                UNEXERCISABLE            UNEXERCISABLE
- ----                              ------------------------------------------------------------------------------------------


Harvey L. Williamson                    N/A                   N/A                29,869/10,131           $81,244/$27,556

Michael J. Perdue                       N/A                   N/A                19,334/10,666           $52,588/$29,012

Gary W. Deems                           N/A                   N/A                20,000/10,000           $54,400/$27,200

- ---------------------------------

(1) Values are based upon the difference between the exercise price and the fair market value which is estimated by the Company to be $7.87 per share at December 31, 1995.

EMPLOYEE STOCK OWNERSHIP PLAN

         The ESOP enables eligible employees as defined in the ESOP to participation in the growth and prosperity of the Company through stock ownership achieved through employer contributions to purchase stock of the Company.

         An employee becomes eligible for participation in the ESOP on January 1 or July 1 of a plan year on or after which the employee attains the later of age 21 or one year of service during which year the employee completes 1,000 hours of service. Contributions are allocated among employees on December 31 of a plan year in accordance with the formulas set forth in the ESOP and based on the employees' respective total individual compensation. Subject to certain exceptions, an employee's interest in the accrued benefits of the ESOP vests according to the following schedule and fully vests upon retirement after age 65, total disability or death.

                  Number of Years                             Vested Portion of
                    of Service                                 Accrued Benefit
                    ----------                                 ---------------
            Less than 3 years                                       None
            3 years but fewer than 4                                 20%
            4 years but fewer than 5                                 40%
            5 years but fewer than 6                                 60%
            6 years but fewer than 7                                 80%
            7 years or more                                         100%

         The ESOP is administered by the ESOP administrative committee whose members are designated by the Company's Board. The ESOP administrative committee currently consists of Harvey L. Williamson, Michael J. Perdue, Directors Mark N. Baker, Robert W. Klemme, Randall C. Luce, Richard W. McBride and Michael W. Wexler, and FPNB's Director of Human Resources.

         Under the ESOP, the Company's compensation committee each year recommends contribution amounts to FPNB. The contributions in 1995 for the 1994 calendar year, were made by FPNB at the rate recommended by the Company's compensation committee. Participants may not make contributions.

         The ESOP may borrow funds to finance the purchase of shares of Common Stock. To date, the Company has loaned the ESOP $500,000 and the Company, in turn, borrowed such funds from another financial institution on an unsecured basis. The loan to the Company from such financial institution was paid in full prior to December 31, 1993. The balance of the Company's receivable from the ESOP at December 31, 1995 was $100,000.

         As of December 31, 1995, cash in the amount of $65,722 and 51,879 shares of Common Stock were held by North American Trust as trustee of the ESOP.

         In January 1996, the ESOP paid off the note to the Company and the Company's Board resolved to terminate and permanently discontinue contributions to the ESOP. A request for approval to terminate the ESOP was filed with the Internal Revenue Service and all ESOP assets are expected to be distributed by the end of 1996.

401(k) SAVINGS PLAN

         Effective January 1, 1994, FPNB implemented the First Pacific National Bank 401(k) Savings Plan ("401(k) Plan"). The 401(k) Plan is a defined contribution plan covering full-time and part-time employees who have completed six full months of employment with FPNB. Temporary employees are excluded from 401(k) Plan participation. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974.

         FPNB contributed $80,000 and $27,000 as a discretionary contribution for the years ended December 31, 1995 and 1994, respectively. The contribution in 1995 was a match based on 50% of a participant's first 4% of salary withholdings. The amount of discretionary contribution in 1994 was based on a percentage of FPNB's earnings for the year approved by FPNB's Board of Directors.

CERTAIN TRANSACTIONS

         There are no existing or proposed material interests or transactions between the Company and any of its directors or officers outside the ordinary course of the Company's business, except as indicated herein. FPNB entered into a lease agreement for office space in a building in which the headquarters of FPNB and the Company are located. Management of the Company believes the terms of such lease agreement are fair and reasonable. The lessor is Grand Avenue Financial Center Partnership, a California general partnership composed of the following general partners: N B Partnership (a California general partnership in which Mark N. Baker is a general partner), Earl E. Frey, Jr., as trustee, Wexler 638 Partnership (of which Michael W. Wexler is a general partner), and West Coast Investment. Messrs. Baker, Frey and Wexler are directors of FPNB and the Company.

         The lease agreement and subsequent amendments currently cover approximately 16,642 square feet, including 6,643 square feet on the east side of the ground floor. It is for a period of ten to thirty-five years (depending on the part of the building leased), and commenced on or about July 1, 1984. Rent for the space currently covered by the lease agreement is $314,000 per year.

         Certain of the Company's directors are indebted to FPNB for loans which were made in their ordinary course of business on substantially the same terms including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of uncollectability or present unfavorable features. As of December 31, 1995, such loans represented approximately 25.37% of stockholders' equity and 2.97% of gross loans outstanding of the Company. The activity for loans made by FPNB to directors, executive officers and their affiliates was as follows:

              LOANS TO DIRECTORS, EXECUTIVE OFFICERS AND AFFILIATES

                                    December 31,
                           ----------------------------
                               1995             1994
Balance at beginning
   of year                 $ 2,690,000      $ 4,226,000
Additions                    2,311,000        1,094,000
Collections and other
   decreases                  (731,000)      (2,630,000)
                           -----------      -----------
Balance at end of year     $ 4,270,000      $ 2,690,000
                           ===========      ===========


         It is anticipated that the directors and executive officers of the Company and the companies with which they are associated will continue to have banking transactions with FPNB in the ordinary course of their business. It is the firm intention of management of the Company that any loans and commitments to loan included in such transactions be made in accordance with applicable law on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other person of similar creditworthiness and on terms not involving more than the normal risk of collectability or presenting other unfavorable features.

COMPLIANCE WITH FILING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that directors, executive officers and beneficial owners of 10% or more of outstanding shares ("Insiders") of companies with shares registered under the Exchange Act, such as the Company, make filings with the Securities and Exchange Commission (the "SEC"), reporting their direct and indirect ownership and acquisition and disposition of shares of stock. The SEC has adopted rules implementing Section 16(a) (the "Reporting Rules") that are quite complex and interpretive advice of the SEC concerning these rules is often sought by registrants.

         Effective May 1, 1991, the SEC adopted new Reporting Rules implementing
Section 16(a) and also adopted a rule requiring the registrant to disclose in its proxy statement any instances of non-compliance by any Insiders. The SEC adopted this requirement largely because of what it believed was a relatively high level of non-compliance with the Reporting Rules previously in effect.

         The Company has had a program in effect to assist its directors and executive officers in complying with the Reporting Rules since its shares became registered under the Exchange Act. The Company believes that this program effectively helps prevent most unintentional failures to comply with the reporting provisions. The Company, based on its review of filings by Insiders under the Reporting Rules, believes there were three failures to comply in 1995. These consisted of the following: Mr. Williamson filed a Form 4 correcting the number of shares reported on a previous Form 4. Mr. Markham filed a late Form 4 reporting 17 shares acquired in connection with the Overland Merger. Mr. Roberts filed a Form 3 correcting the number of shares reported on his initial Form 3, filed as a result of the Overland Merger.

         The Company believes that its compliance program will continue to keep unintentional failures to comply to a minimum, but expects that from time to time there may be failures to comply because of the complexity of the Reporting Rules.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE, AS DIRECTORS OF THE COMPANY TO SERVE FOR THE RESPECTIVE TERMS INDICATED.

                                  PROPOSAL III

                         RATIFICATION OF APPOINTMENT OF
                               INDEPENDENT AUDITOR

         In recognition of the important role of the independent auditor, the Board has determined that its selection of an independent auditor for the Company should be submitted to the stockholders of the Company for ratification on an annual basis. The Board, upon the recommendation of its audit committee, has appointed KPMG Peat Marwick LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 1996, subject to ratification by the stockholders of the Company. KPMG Peat Marwick LLP conducted the audit of the Company's financial statements for the fiscal year ended December 31, 1995. If the appointment is not ratified, the Board will appoint another firm as the Company's independent auditor for the fiscal year ending December 31, 1996. The Board also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event the Board determines that the interests of the Company require such a change.

         Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The affirmative vote of at least a majority of the shares of the Company represented at the Meeting is required in order to ratify the appointment of the independent auditor.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996 UNDER THIS PROPOSAL II.

OTHER MATTERS

         The Board does not know of any matters to be presented to the Meeting other than those presented above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendation of the Board on such matters, and discretionary authority to do so is included in the Proxy.

         To the extent that information contained in this Proxy Statement is peculiarly within the knowledge of persons other than the Company, the Company has relied on such persons for the accuracy and completeness thereof.

ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 1995 is being mailed to stockholders of record with this Proxy Statement.

         THE COMPANY WILL ALSO PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND RELATED FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON APRIL 2, 1996. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 613 WEST VALLEY PARKWAY, ESCONDIDO, CA 92025.

STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the Company's proxy materials for the Company's Annual Meeting of Stockholders to be held in 1997 must be received at the principal executive office of the Company at 613 West Valley Parkway, Escondido, California 92025, no later than December 26, 1996. The Board will review each proposal so received to determine if it satisfies the criteria established by applicable law for inclusion in the Company's 1996 proxy materials.

         You are urged to sign and return your Proxy promptly to make certain your shares will be voted at the Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

Dated:  April 25, 1996                        FP BANCORP, INC.

                                              /s/ GARY W. DEEMS
                                              ----------------------------
                                              GARY W. DEEMS, Secretary

                           SECOND AMENDED AND RESTATED

                                      1988

                                STOCK OPTION PLAN

                                       OF

                                FP BANCORP, INC.,

                             A DELAWARE CORPORATION

                       Originally Dated: January 18, 1988

                          As Amended: ___________, 1996

                                    EXHIBIT A

                                TABLE OF CONTENTS

Article                                                                                                Page
- -------                                                                                                ----

     1       Purpose; Definition of Company and other Terms..............................................1

             1.1         Purpose.........................................................................1
             1.2         Definition of Company; Subsidiary...............................................1
             1.3         Terminology.....................................................................1

     2       Stock Subject to the Plan...................................................................1

             2.1         Type of Stock...................................................................1
             2.2         Unexercised Shares..............................................................1

     3       Eligibility ................................................................................1

     4       Administration..............................................................................2

             4.1         Executive Committee.............................................................2
             4.2         Authority of Executive Committee................................................2
             4.3         Effectuation of Plan by Company.................................................3

     5       Grant of Options............................................................................3

             5.1         Option Agreements...............................................................3
             5.2         Option Date.....................................................................3
             5.3         Acknowledgments and Warranties in
                         Option Agreements...............................................................3

     6       Terms and Conditions for Options............................................................3

             6.1         Optionee's Agreement............................................................3
             6.2         Option Price....................................................................3
             6.3         Price Determination.............................................................3
             6.4         Exercise of Option; Payment for Shares..........................................3
             6.5         Term of Options; Option Period..................................................4
             6.6         Option Exercise Period..........................................................4
             6.7         Non-transferability of Options..................................................4
             6.8         Limitations on Exercise; Termination of Employment..............................4
             6.9         Accumulation Rights.............................................................5
             6.10        Minimum Share Purchase..........................................................5
             6.11        ISO Limit of $100,000.00........................................................5
             6.12        No Option to Employee Owning More than 10% of Company Stock.....................5
             6.13        Retirement and Termination of Employee or Director..............................5
             6.14        Death of Employee...............................................................5
             6.15        Disability of Employee..........................................................5
             6.16        Options Not Exercisable at Termination..........................................5
             6.17        Failure to Exercise Option......................................................5
             6.18        Ten Year Exercise Limitation....................................................5
             6.19        Grantee Under Company Stock Bonus Plan..........................................5
             6.20        Identification of Type of Stock Option..........................................6
             6.21        Withholding Taxes...............................................................6

  Article                                                                                              Page
  -------                                                                                              ----

     7       Time Limit on Granting of Options...........................................................6

     8       Adjustments by Reason of Recapitalization, Stock Split-ups, Etc.............................6

             8.1         Effect of Options on Company's Rights...........................................6
             8.2         Recapitalization................................................................6
             8.3         Reorganization..................................................................6
             8.4         Stock Dividends.................................................................7
             8.5         Price Adjustment................................................................7
             8.6         Adjustments.....................................................................7

     9       Right to Amend, Suspend or Terminate the Plan...............................................7

     10      No Obligation to Exercise Option............................................................7

     11      Use of Proceeds.............................................................................7

     12      Modification, Extension and Renewal and Cancellation of Options.............................7

     13      Compliance with Laws........................................................................8

             13.1        Securities Laws.................................................................8
             13.2        Liability of Company;
                         Compliance with the Law.........................................................8

     14      Provisions in Option Agreement..............................................................8

     15      Indemnification of Committee................................................................8

     16      Financial Information.......................................................................8

     17      Attorneys' Fees.............................................................................9

     18      Governing Law...............................................................................9

     19      Effective Date of the Plan..................................................................9

                           SECOND AMENDED AND RESTATED
                             1988 STOCK OPTION PLAN
                                       OF
                                FP BANCORP, INC.

                                    ARTICLE 1

                 PURPOSE; DEFINITION OF COMPANY AND OTHER TERMS

         1.1 PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to aid in maintaining and developing management for FP Bancorp, Inc., a Delaware corporation (the "Company") which will best advance the long range interests and performance of the Company. The Plan will afford present and future executives, other key employees and directors an opportunity to secure a substantial stock ownership in the Company through the grant of incentive stock options (as defined herein) (available only to executives and other key employees) and/or options which are not incentive stock options, both of which are referred to herein as "Options.". Executives, key employees and directors will thus be encouraged to acquire a permanent stake in the prosperity of the Company, and the interest and outlook of an owner with respect to the Company. The Plan will also permit the Company to compete with other organizations offering similar plans in obtaining and retaining the services of executives and other key personnel whom the Company desires to employ. Since a Plan participant may be required to remain in the services of the Company for at least five (5) years in order to obtain its full benefits, the Plan is also an inducement to participants to remain with the Company.

         1.2 DEFINITION OF COMPANY; SUBSIDIARY. The word "Company," when used in the Plan with reference to employment or where otherwise applicable (e.g.
Section 6.11), shall include a "parent corporation" and/or a "subsidiary corporation" of the Company as those terms are respectively defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         1.3 TERMINOLOGY. If the context so requires, all personal pronouns used in this Plan, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa. Titles of sections and subsections are for convenience only, and shall neither limit nor amplify the provisions of the Plan itself, and all references herein to sections or subsections shall refer to the corresponding section or subsection of this Plan, unless specific reference is made to such sections or subsections of another document or instrument.

                                    ARTICLE 2

                            STOCK SUBJECT TO THE PLAN

         2.1 TYPE OF STOCK. The shares of stock to be sold pursuant to the exercise of Options granted under this Plan shall be shares of authorized but unissued $.001 par value common stock of the Company (hereinafter sometimes referred to as the "Shares"). Under the Plan, the total number of Shares which may be purchased pursuant to the exercise of options granted under this Plan shall not, except as provided in Article 8 hereof or by shareholder approval, exceed 500,000 in the aggregate.

         2.2 UNEXERCISED SHARES. In the event that an option granted under the Plan expires, is cancelled, or is terminated unexercised as to any Shares subject thereto, such Shares subject to the unexercised portion of such option may again be subject to an option granted under this Plan.

                                    ARTICLE 3

                                   ELIGIBILITY

         Options will be granted from time to time under the Plan only to key employees of the Company (including officers and assistant officers), all of whom are referred to herein as "Employees," and directors of the Company, all of whom are referred to herein as "Directors." Any Employee or Director may hold more than one Option, but only on the terms and subject to the restrictions contained herein. Employees and Directors (sometimes referred to herein as "participants" or "Optionees") will be selected from time to time during the period when the Plan is in operation by the Executive Committee of the Company which will also determine the number of Shares which each Participant shall be entitled to purchase under his option.

                                    ARTICLE 4

                                 ADMINISTRATION

         4.1 EXECUTIVE COMMITTEE. The Plan shall be administered by an Executive Committee (the "Committee") appointed from time to time by the Board of Directors of the Company (the "Board") from among its members. The Committee shall consist of not less than three (3) members. The Board may from time to time remove members from the Committee or add members thereto. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee; provided, however, that no member of the Committee shall vote upon or approve the granting of any Option hereunder to such member. Notwithstanding the foregoing, if a Committee is not selected by the Board, or at the Board's discretion, the Board may itself perform the functions of said Committee.

         4.2 AUTHORITY OF EXECUTIVE COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the sole authority, in its absolute discretion, to:

                           (a) determine and designate from time to time which
                  Employees and Directors to whom options to purchase Shares shall be granted;

                           (b) grant to Employees Options which are "Incentive
                  Stock Options" ("ISO's") within the meaning of Section 422(b) of the Code;

                           (c) grant to Employees and Directors Options which
                  are not Incentive Stock Options ("non-ISO's");

                           (d) determine which Employees shall be granted only
                  ISO'S, which Employees of the Company shall be granted only options which are non-ISO's, and which Employees shall be granted both and in what ratio;

                           (e) determine the number of Shares to be subject to
                  options (sometimes "Option Shares") granted hereunder (subject, however, to the limitations specified in Section 2.1 and Article 8), and the time or times when such Options shall be granted;

                           (f) determine the option price of the option Shares
                  (subject, however, to the limitations specified in Section
                  6.3);

                           (g) determine the time or times when each option
                  becomes exercisable, and the duration of the exercise period;

                           (h) prescribe, amend and rescind the form or forms of
                  the Option agreements (as defined in Section 5. 1) under the Plan (which shall be consistent with the Plan but need not be identical);

                           (i) adopt, amend, and rescind such rules and
                  regulations as in its opinion may be advisable in the administration of the Plan; and

                           (j) construe and interpret the Plan, the rules and
                  regulations and the option agreements under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that it is intended that ISO's granted under the Plan will constitute "Incentive Stock Options" within the meaning of Section 422(a) of the Code. Any provision of the Plan relating to ISO's shall be construed so that such ISO's comply with the requirements of Sections 421, 422, and 424 of the Code and Regulations of the Commissioner of Internal Revenue issued thereunder, and the Plan, as to such ISO'S, shall be administered so as to comply with the requirements of these Sections and their implementing Regulations; and

                           (k) place such restrictions on sale or other
                  disposition of the Shares purchased upon exercise of an Option as may be determined by the Committee.

All decisions, determinations, and interpretations by the Committee of the terms of the Plan, and the agreements and other instruments created pursuant to the Plan, made in good faith shall be final, binding, and conclusive on all optionees for all purposes.

         4.3 EFFECTUATION OF PLAN BY COMPANY. The Company shall effect the grant of Options under the Plan to Employees and Directors of the Company in accordance with the determinations made by the Committee, by the execution of agreements with Optionees, and any other necessary instruments in writing, in form approved by the Committee and conforming to the provisions of the Plan. The Committee shall, from time to time, authorize and direct the issuance and sale of Shares of the Company pursuant to such Options as and when the same may be exercised, in whole or in part, in accordance with their terms.

                                    ARTICLE 5

                                GRANT OF OPTIONS

         5.1 OPTION AGREEMENTS. Upon the Committee's determination to grant an Option to an Optionee, the Committee shall promptly advise the Optionee of its action, the number of Shares so granted and the price to be paid for the Shares. If the Optionee has not previously entered into an agreement with the Company for the grant of such Option which complies with the terms and conditions of this plan, then within one month from the date of the grant of such Option the Optionee shall enter into an agreement for the grant of such Option in such form as the Committee determines which complies with the terms and conditions of this Plan (an "Option agreement"). In the event action taken by the Committee is by written consent of its members, the action or approval of the Committee shall be deemed to be taken at the time the last executing member signs the consent unless such action specifies a later time.

         5.2 OPTION DATE. Unless otherwise specified in an Option agreement, the date of grant or "Option Date" of any option shall be deemed to be the date on which the grant of such Option shall be approved by the Committee or such later date as the Committee shall, at the time of such approval, fix as the date of grant thereof.

         5.3 ACKNOWLEDGMENTS AND WARRANTIES IN OPTION AGREEMENTS. As a condition to the exercise of the Option, the optionee may be required in said Option agreement to make certain acknowledgments and representations regarding the purchase of Shares.

                                    ARTICLE 6

                        TERMS AND CONDITIONS FOR OPTIONS

         6.1 OPTIONEE'S AGREEMENT. As to any Employee, nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause. As to any Director, nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any optionee any right to be continued or nominated as a Director of the Company.

         6.2 OPTION PRICE. Each Option granted pursuant to the Plan shall have a stated exercise or option price for each Share subject to the option, which price shall be not less than the fair market value per Share on the Option Date, as determined by the Committee in good faith.

         6.3 PRICE DETERMINATION. In making its option price determination, the Committee may use any reasonable valuation method, taking into consideration prices at which shares of the Company stock have been recently sold and purchased, the number of shares traded, and other relevant factors as determined by the Committee. If the stock of the Company is listed upon any established stock exchange, such fair market value shall be determined by reference to a price which is not less than the average of the high and low prices of the stock on any such exchange on the Option Date or, if no sale of the Company's stock shall have been made on any stock exchange on that day, the average of the high and low prices of such stock on the next preceding day on which there was a sale of such stock.

        6.4 EXERCISE OF OPTION; PAYMENT FOR SHARES. Shares may be purchased pursuant to an Option granted under the Plan only upon receipt by the Company of notice in writing from the Optionee of his intention to purchase. Said notice must specify the number of Shares as to which the Optionee desires to exercise, state the date(s) (which shall be within fifteen (15) days after receipt by Company of said notice) on which he desires to complete his purchase, and contain a representation satisfactory to Company's counsel that it is the Optionee's present intention to acquire the Shares being purchased for investment purposes only and not with a view to distribution. Upon the date(s) specified for the completion of the purchase of his Shares, an Employee who is purchasing Shares pursuant to an ISO shall pay the Company in United States Dollars the full purchase price of the Shares purchased, provided however, that, subject to review by Company's counsel, an Employee or Director who is purchasing Shares pursuant to a non-ISO may (subject to Section 13.1 hereof and the terms of his Option agreement) purchase Shares under terms which may include forms of payment allowed under California Corporation Code section 408(a) or, if the Company ceases to be subject to that section, the comparable provision of applicable law, if any.

         6.5 TERM OF OPTIONS; OPTION PERIOD. Each Option granted pursuant to this Plan shall have a term of not more than ten (10) years from the Option Date (the "Option Period").

         6.6 OPTION EXERCISE PERIOD. Each Optionee to whom an option has been granted shall have the right to purchase Shares, at any time, or from time to time, during the Option Period in accordance with the vesting schedule and other terms of his Option agreement. Each Option agreement shall include a vesting schedule which sets out the maximum percentage or number of Shares which such Optionee may purchase in any installment period. The schedule shall provide that vesting shall occur at the rate of at least twenty percent (20%) per year over a five (5) year period. An example of a vesting schedule is set forth below.

                                                                            Maximum Total
                                                                            Percentage of
                                                                            Option Shares
                                                                            Purchasable

                           Years of Continuous
Installment                Employment with
Period                     Company Since Option Date
- -----------------------    ---------------------------------------------    -----------------------

1                           Less than 1 year                                          0%
2                           1 Year but less than 2 Years                             25%
3                           2 Years but less than 3 Years                            50%
4                           3 Years but less than 4 Years                            75%
5                           4 or more Years                                         100%

                           (a) An Optionee shall be credited with a whole year
                  of continuous employment or service as a Director by the Company during the Option Period only on an anniversary date of his Option Date, and only if on such anniversary date he is and has been continuously employed or in service as a Director since the Option Date with the Company.

                           (b) Absence of an Optionee on duly granted leave or
                  due to sickness for a period of not more than ninety (90) days shall not be deemed to be an interruption of the continuity of his employment or service as a Director for purposes of this Plan.

         6.7 NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the Optionee otherwise than by will or, if he dies intestate, by the laws of descent and distribution of the state of his domicile at the time of his death. All Options shall be exercisable during an Optionee's lifetime only by such Optionee.

         6.8 LIMITATIONS ON EXERCISE; TERMINATION OF EMPLOYMENT. Subject to the provisions of this Plan, the exercise of options may be limited in whole or in part for any period or periods of times as specified in each Option agreement, and any Option may be exercised to the extent it is exercisable in whole at any time, or in part from time to time, during the Option Period (as defined in Section 6.5); provided, however, that, except as provided in Sections 6.13, 6.14 and 6.15 below, no Option granted to an Employee or Director may be exercised more than thirty days after such Optionee's employment, or, with respect to a Director such Optionee's service as a Director, with the Company has been terminated for any reason, and within such thirty-day (30) period said Optionee may exercise his option only to the extent the same was exercisable on his date of termination. If during said thirty-day period the Optionee shall die, his executors, administrators, legatees or distributees, shall have an additional period ending six months from the date of death or termination of the Option by its terms, whichever occurs first, within which to exercise the Option. The Committee shall determine what constitutes termination of employment or service, including whether an authorized leave of absence, or absence for military or governmental service constitutes termination of employment or service for purposes of the Plan, which determination shall be final and conclusive.

         6.9 ACCUMULATION RIGHTS. Unless otherwise provided in an Option agreement, to the extent Option Shares are not exercised in an installment period, such Option Shares shall accumulate and be exercisable in whole or in part in any subsequent installment period.

         6.10 MINIMUM SHARE PURCHASE. Each Option agreement shall provide that not less than a certain number of Shares (e.g. ten shares) may be purchased at any one time, unless the Shares purchased are the total number purchasable at the time.

         6.11 ISO LIMIT OF $100,000.00. The aggregate fair market value (determined at the Option Date) of the Shares with respect to which ISO's of the Company are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.00.

         6.12 NO OPTION TO EMPLOYEE OWNING MORE THAN 10% OF COMPANY STOCK. No option shall be granted to any Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         6.13 RETIREMENT AND TERMINATION OF EMPLOYEE OR DIRECTOR. In the event the Company gives written consent for an Employee's or Director's retirement, such Employee's or Director's Option may be exercised by him at any time within the period ending with the earlier of the expiration date of his Option or three
(3) months after the date of his retirement, to the extent it was exercisable on the date of his retirement. However, an Option agreement may provide for exercise of an Option by an Employee or Director for any period following retirement or termination up to the expiration date of his Option, and any such provision may supersede the requirements of Sections 6.14 and 6.15 if it expressly does so by its terms.

         6.14 DEATH OF EMPLOYEE. Upon the death of an Employee or Director (while still employed by or providing service to the Company), the executor or administrator of his estate, or the person to whom his Option shall have been transferred pursuant to his will or the laws of descent and distribution may, within the period ending with the earlier of the expiration date of his option or one (1) year from the date of the Optionee's death, exercise the Employee's Option to the extent it was exercisable on his date of death.

         6.15 DISABILITY OF EMPLOYEE. In the event of the termination of his employment by, or providing service as a Director to, the Company due to the disability (within the meaning of Section 105(d)(4) of the Code) of an Optionee who was granted his Option as an Employee or Director, the disabled Optionee (or a legal representative who is a mere custodian of the Optionee's property, stands in a fiduciary relationship to such Optionee, and is subject to court supervision) may, within the earlier of the period ending with the expiration date of his Option or one (1) year after the termination of the Optionee's employment or service as a Director with the Company, exercise said option to the extent it was exercisable on the date of said termination of employment or service.

         6.16 OPTIONS NOT EXERCISABLE AT TERMINATION. Notwithstanding anything herein to the contrary, no Option which is not exercisable at the termination of such Participant's employment or service as a Director with the Company shall thereafter become exercisable, regardless of the reason for such termination.

         6.17 FAILURE TO EXERCISE OPTION. To the extent that any Option of an Optionee, who was granted his Option as an Employee or a Director, is not exercised within the limited periods specified in Sections 6.13, 6.14 and 6.15, all further rights to purchase Shares pursuant to such Option shall cease and terminate as of the expiration of such period.

         6.18 TEN YEAR EXERCISE LIMITATION. Notwithstanding anything herein to the contrary, no Option shall be exercised after the date ten (10) years from the Option Date of such option.

         6.19 GRANTEE UNDER COMPANY STOCK BONUS PLAN. An Optionee who has received bonus shares under any stock bonus plan of the Company will not by reason thereof be ineligible to receive an Option pursuant to this Plan.

         6.20 IDENTIFICATION OF TYPE OF STOCK OPTION. Options which are ISO's shall be clearly identified as Incentive Stock Options, and options which are non-ISO's shall be clearly identified as not Incentive Stock Options.

         6.21 WITHHOLDING TAXES. Whenever under the Plan, Shares are to be issued, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

                                    ARTICLE 7

                        TIME LIMIT ON GRANTING OF OPTIONS

         No Options may be granted under the Plan subsequent to ten (10) years after the date this Plan became effective. Any option outstanding under the Plan at the time of its termination shall remain in effect until it shall have been exercised, or shall have expired or otherwise terminated pursuant to the provisions of this Plan.

                                    ARTICLE 8

                   ADJUSTMENTS BY REASON OF RECAPITALIZATION,
                              STOCK SPLIT-UPS, ETC.

         8.1 EFFECT OF OPTIONS ON COMPANY'S RIGHTS. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. Except as expressly provided in this Article, a Participant shall have no other rights by reason of any subdivision or consolidation of shares of stock of any-class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation. Any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any option.

         8.2 RECAPITALIZATION. In the event that dividends are paid in shares of the Company, or in the event there are splits, subdivisions, combinations or reclassifications of the Company's stock subsequent to the effective date of this Plan, the number of Shares reserved for issuance pursuant to the Plan, including the Shares issuable upon the exercise of outstanding Options, shall be increased or decreased proportionately, as the case may be, to appropriately reflect such event.

         8.3 REORGANIZATION. Upon the earlier to occur of a change of control, as defined below, or if a definitive agreement expected to result in a change of control is entered into, ten days before the related change of control, all Options outstanding under the Plan shall be automatically, without further action by any party, fully vested and exercisable to the extent not previously vested or exercisable. In the event of a merger, reorganization or consolidation and/or change of control, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled, and shall continue in full force and effect notwithstanding any such event. In the event that the Optionee's employment or service as a Director with the Company or a subsidiary is terminated, other than by the Company or subsidiary for cause, within one year after a change of control, notwithstanding any other provision herein to the contrary, the Option shall remain exercisable for the longer of a period of one year from the date of termination or the period during which such Option would otherwise remain exercisable following such termination. For purposes of this paragraph, the term "change of control" shall mean: (i) the issuance or transfer of sufficient shares of stock, or the merger, reorganization or consolidation, which results in more than fifty percent (50%) of the voting stock of First Pacific National Bank or its successor (the "Bank") being owned by other than the Company or persons who owned seventy-five percent (75%) or more of the voting stock of the Company prior to the transaction; or (ii) a merger, reorganization or consolidation, which results in more than fifty percent (50%) of the voting stock of the Company being owned by persons who are not holders of voting stock of the Company prior to the transaction, or the acquisition by any person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) or entity of more than fifty percent (50%) of the voting stock of the Company. For purposes of this paragraph, the term "cause" shall mean (i) willful or habitual neglect or inability to perform the Optionee's duties of employment or duties as a Director, or (ii) immoral or illegal conduct.

         8.4 STOCK DIVIDENDS. In the event the Company shall pay any dividend in common shares of the Company upon the common stock of the Company during the period of any option, the number of Shares then subject to such Option and the number of Shares reserved for issuance pursuant to the Plan but not yet subject to any option shall be adjusted by adding to each such Share the shares of stock which would have been distributed as a stock dividend thereon had such Share been outstanding at the record date for the payment of the stock dividend.

         8.5 PRICE ADJUSTMENT. If, after the granting of an option to any Optionee hereunder, a substitution or an adjustment shall be required to be made under this Article 8 in the number or kind of shares of stock or other securities then subject to such option, the price per unit payable by the Optionee for shares or securities which he may thereafter be entitled to purchase under such Option, shall be concurrently adjusted so that the aggregate purchase price of all shares or securities not theretofore purchased under such option will be apportioned ratably and equitably to and among the substituted or adjusted number or kind of shares of stock or other securities.

         8.6 ADJUSTMENTS. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

                                    ARTICLE 9

                  RIGHT TO AMEND, SUSPEND OR TERMINATE THE PLAN

         The Board shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that no such action shall affect or in any way impair the rights of an optionee under any Option theretofore granted under the Plan without the consent of the optionee or the transferee of the option, and provided further that no such action, without approval of the stockholders, may
(a) increase the total number of shares of stock which may be sold or transferred pursuant to Options granted under the Plan, except as permitted pursuant to Article 8; (b) change the designation of class of persons eligible to participate in the Plan; (c) decrease the minimum option price specified in
Article 6; (d) extend the maximum term of options granted hereunder; or (e) extend the term of the Plan.

                                   ARTICLE 10

                        NO OBLIGATION TO EXERCISE OPTION

         Granting of an Option shall impose no obligation on the recipient to exercise such Option.

                                   ARTICLE 11

                                 USE OF PROCEEDS

         The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

                                   ARTICLE 12

                       MODIFICATION, EXTENSION AND RENEWAL
                           AND CANCELLATION OF OPTIONS

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may (i) modify, extend or renew outstanding Options granted under the Plan, (ii) accept the surrender or cancellation of outstanding Options (to the extent not theretofore exercised), and (iii) authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any such Option theretofore granted under the Plan.

                                   ARTICLE 13

                              COMPLIANCE WITH LAWS

         13.1 SECURITIES LAWS. Each Option under the Plan shall be granted on such terms and conditions, including investment intent, as are deemed advisable by the Committee in order to comply with applicable federal, state, and local securities laws, rules, and regulations. No Options shall be granted, and no Shares shall be sold or issued upon the exercise of any option, unless and until the issuance, as determined by the Committee, complies with any then applicable requirements of the Securities and Exchange Commission, the California Commissioner of Corporations, other regulatory agencies having jurisdiction thereof and any securities exchanges upon which stock of the Corporation may be listed.

         13.2 LIABILITY OF COMPANY; COMPLIANCE WITH THE LAW. The Company is relieved from any liability for the non-issuance or non-transfer, or any delay issuance or transfer, of any Shares subject to options under the Plan which results from the inability of the Company to comply with, or to obtain, or in any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Options under the Plan, or shares of stock issued as a result of such Plan or shares of stock issued or transferred as a result of such exercise, if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect such transfer restrictions.

                                   ARTICLE 14

                         PROVISIONS IN OPTION AGREEMENT

         The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, conditions and restrictions upon the exercise of the Option and/or upon the sale or other disposition of the Shares purchased upon the exercise of an Option, as the Committee shall deem advisable in its absolute discretion (and which may be more restrictive on the Optionee than those herein); provided, however, that such provisions shall contain in substance the terms and conditions set forth herein.

                                   ARTICLE 15

                          INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in the connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or agreements made thereunder, and against all amounts paid by them in settlement thereof or in satisfaction of a judgment therefore, provided such settlement is approved by independent legal counsel selected by the Company, except in relation to matters as to which it shall be adjudged such action, suit, or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit, or proceeding such Committee member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

                                   ARTICLE 16

                              FINANCIAL INFORMATION

         The Company shall provide to each optionee on an annual basis a copy of the annual financial report prepared by the Company's independent certified public accountants, or such other periodic financial report which conforms with 10 Cal. Admin. Code 260.140.41.2.

                                   ARTICLE 17

                                 ATTORNEYS' FEES

         The prevailing party in any court action brought to interpret or enforce any provision of this Plan or an Option agreement shall be entitled to recover, as an element of the costs of suit, and not as damages, an award of reasonable attorneys' fees, attorneys' fees, to be fixed by the Court. Such award may be made as part of a judgment by default or as part of a judgment after trial or after appeal.

                                   ARTICLE 18

                                  GOVERNING LAW

         This Plan shall be governed by the laws of the State of California.

                                   ARTICLE 19

                           EFFECTIVE DATE OF THE PLAN

         The Plan became effective when approved by the Board; provided, however, that the majority of the shareholders of the Company approved the Plan within twelve (12) months of the date the Plan was approved by the Board.

Approved by the Board of Directors on: January 18, 1988 Approved by a majority of the Shareholders on: June 16, 1988 Amended by the Board of Directors as of: February 22, 1990 Amended by the Board of Directors as of: March __, 1996 Approved by a majority of the Stockholders on: May __, 1996

Originally dated:          January 18, 1988

Amended and Restated:      February 22, 1990

Amended:                   November 23, 1993

Amended and Restated:      ____________, 1996

                                     PROXY
                FP BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1996
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

The undersigned hereby appoints Mark N. Baker, Earle W. Frey, Jr., and Robert M. Spanjian or any of them (with full power to act alone) as my true and lawful attorney(s) and proxies, with full power of substitution, to represent, to vote, and to act with respect to all shares of common stock of FP Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote, at the annual meeting of stockholders to be held on May 21, 1996 at 5:30 p.m. at The California Center for the Arts, 340 North Escondido Boulevard, Escondido, California 92025, or any adjournments thereof. Receipt of the Proxy Statement dated April 25, 1996 is hereby acknowledged. Said proxies are instructed to vote or act upon the following matters set forth in the Proxy Statement with all the powers the undersigned would possess if present as set forth below.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD'S PROPOSAL NO. 1, WITH AUTHORITY ON PROPOSAL NO. 2, AND FOR THE BOARD'S PROPOSAL NO. 3.

1. Amend and Restate the Company's Amended and Restated 1988 Stock Option
   Plan:  / / FOR    / / AGAINST    / / ABSTAIN

2. Election of all nominees listed below (except as marked to the contrary below) as Directors of the Company (with the proxies having discretionary authority to cumulate votes):

   Mark N. Baker, Joseph J. Kuebler, Larry R. Markham, Richard W. McBride, Richard S. Spanjian and Richard B. Thomas.

   / / WITH AUTHORITY for all nominees listed above     / / WITHOUT AUTHORITY to vote for all
       (except as marked to the contrary below.)            nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominees, write that nominee's name on the space below.

- --------------------------------------------------------------------------------

3. Ratification of the appointment of KPMG Peat Marwick LLP as the independent auditor for 1996: / / FOR / / AGAINST / / ABSTAIN

                                                       (Continued on other side)

4. To transact such other business as may properly come before the meeting and any adjournment thereof. (PLEASE SIGN AND DATE BELOW)

This proxy confers authority to vote and shall be voted in accordance with your instruction as specified above. IF NO INSTRUCTION IS SPECIFIED IN RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1, "WITH AUTHORITY" FOR PROPOSAL NO. 2, THE ELECTION OF THE SIX DIRECTOR NOMINEES, AND "FOR" PROPOSAL NO. 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CARD CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Please date this proxy and sign your name(s) as it appears on your stock certificate(s). Executors, administrators, trustees, and others signing in a fiduciary capacity should give their full title. All joint owners should sign.)

/ / I DO    / / I DO NOT expect to attend the meeting.

                                    Dated:                                , 1996
                                          --------------------------------
                                          (Signature(s) of Stockholder(s))


                                    --------------------------------------------
                                              (Please print your name)


                                    --------------------------------------------
                                          (Signature(s) of Stockholder(s))


                                    --------------------------------------------
                                              (Please print your name)

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY OR VOTING IN PERSON AT THE MEETING.